EXHIBIT NO. 10

                              LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "lease") is made and entered into as of this 25th day of July, 2000, by and between Scenic Properties, Inc., a Missouri corporation (hereinafter "Lessor"), AND sound and Lighting Specialists, Inc., a Missouri corporation, John Gott, and Richard Norton (hereinafter collectively, the "Lessee"), for the rental of that real property commonly known as 3119-A South Scenic, City of Springfield, County of Greene, Missouri (hereinafter the "Property").

     NOW, THEREFORE, for good and valuable consideration, the parties hereby expressly acknowledge the receipt and sufficiency of which hereto and specifically for the convenience of Lessee, the parties hereto agree as follows:

     1. TERM. Lessor hereby leases, and Lessee hereby accepts, the Property for a term commencing on the 1st day of September, 2000, and continuing thereafter until August 31, 2001.

     2. RENTAL. Rental for the Property shall be Two Thousand Six Hundred Fifty Dollars and No Cents ($2,650.00) per month, which shall be remitted to Lessor on or before the 1st day of each month during the term hereof at the address listed below.

     3. SECURITY DEPOSIT. Lessee shall remit and deposit with Lessor the sum of $2,650.00 as a security deposit for Lessee's faithful performance of the terms and conditions hereof. Such deposit shall be refunded by Lessor at the termination of this Lease in accordance with applicable law as long as Lessee has fully and faithfully complied with all of the terms and conditions hereof. In the event Lessee has breached any term or condition hereof, Lessor shall, in addition to all other legal remedies, be entitled to retain all or a portion of the security deposit in order to remedy and otherwise mitigate Lessee's act(s) of default and/or damage to the property.

     4. USE OF PROPERTY. Lessee covenants and agrees that the Property shall be used and occupied solely as a commercial premises involved in the sale and service of sound and lighting equipment, and shall not be used for any other purpose or for any other individuals or entities whatsoever.

     5. CONDITION OF PROPERTY. Lessee agrees that he has inspected the Property prior to the execution of this Lease, and that the Property is in good order, condition, and repair. Lessee agrees to maintain the Property in such condition, and to repair the Property at Lessee's expense, throughout the term hereof as to those items in need of repair. Lessee agrees to surrender the Property at the termination or expiration of this Lease in the condition as of the commencement of this Lease in the condition as of the commencement of this Lease. Lessee specifically agrees to keep the Property free from all debris, trash, filfth, and the like, and to not do or commit anything to create any danger of fire or cause an increase in Lessor's insurance rates, or a cancellation of such insurance.

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     6.  ALTERATIONS.  Lessee agrees not to make any alterations or additions to the Property during the term of this Lease without the prior written consent of the Lessor.

     7.  THIS SECTION WAS DELETED BY THE PARTIES - - - - .  DJJ  RLN  JMB

     8. UTILITIES. During the term hereof, Lessee shall, at his expense, furnish the Property with customary and reasonable utilities for gas, telephone, electric, water, sewer service and trash service. Lessee shall not be liable or responsible to Lessee, its invitees, guests, or licensees, for any disconnection or termination of such services.

     9. LIABILITY; INDEMNIFICATION. Lessor shall not be liable to or responsible for Lessee for any damage, injury, or loss to Lessee, its employees, guests, invitees, agents, or licensees arising out of any condition on the Property, including environmental matters, or action of Lessor, or for any damage or theft to Lessee's personal property located on the Property, and Lessee expressly agrees to indemnify, save, defend, and hold Lessor harmless from any and all such liability and damages, including, without limitation, reasonable attorneys' fees.

     10. DESTRUCTION OF PROPERTY; CONDEMNATION. If, during the term hereof, the Property is rendered partially or wholly untenantable by fire or other casualty, then either party hereto may, at its options, terminate this Lease, in which case, all obligations and responsibilities of Lessor and Lessee hereunder shall cease, and Lessor shall be entitled to receive all insurance proceeds therefrom. If, during the term hereof, the Property is wholly or partially condemned by any governmental authority with proper jurisdiction, then Lessor may, at his option, terminate this Lease, and shall be entitled to receive all proceeds resulting therefrom.

     11. DEFAULT. If Lessee defaults in the performance of or compliance with any covenants or agreements of this Lease, then Lessor shall, without notice or demand, be entitled to exercise any remedy afforded to him by law, including, without limitation, taking immediate possession of the Property, in which case Lesee shall immediately quit and surrender the same to Lessor, terminating this Lease an reletting the Property, institute a civil action for ejectment of Lessee, together with any damages arising therefrom. In the event of such default, Lessee shall reimburse Lessor for any and all expenses arising therefrom, including, without limitation, reasonable attorneys' fees.

     12. HOLDOVER. In the event Lessee holds over and occupies the Property after Lessor has terminated this Lease, or its has expired according to its terms, then in addition to all other remedies afforded to Lessor, Lessee covenants and agrees to pay Lessor two-times the fair market rental value of the Property, which value the parties agree to be the monthly renatl rate set forth above.

     13. NOTICES. Any notice required hereunder shall be sufficient if hand-delivered to the Lessee at the Property, and to the Lessor at the address listed below.



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     14.  SEVERABILITY.  in the event any provision hereof is declared invalid, illegal, or unenforceable in any respect, then the remaining provisions hereof shall be deemed unaffected and shall remain in full force and effect notwithstanding such invalidity, illegality, or unenforceability.

     15. CHOICE OF LAW. This Lease shall be interpreted under and performed in accordance with the laws of the state of Missouri.

     16. INTEGRATION; AMENDMENT. This Lease constitutes the sole agreement of the parties hereto, and replaces all other written and oral understandings and agreement, and may be amended only in written form executed by both Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date and year first above written.

LESSOR:

Scenic Properties Inc., a Missouri corporation

/s/  Doris J. Jenkins
----------------------
By:  Doris J. Jenkins

Address:  3938 South Lone Pine
          Springfield, Missouri  65804


LESSEES:

Sound and Lighting Specialists, Inc., a Missouri corporation

/s/  John M. Gott
-----------------
By: President

/s/ John M. Gott
----------------
John M. Gott

/s/ Richard L. Norton
---------------------











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STATE OF MISSOURI )
                      ) ss.
COUNTY OF GREENE  )

     On this 25th day of July, in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared Doris J. Jenkins, known to me to be the person who executed the within Lease Agreement and acknowledged to me that she executed the same for the purposes therein stated.
                                                                     (SEAL)
                                                        /s/ Karen L. Rickstrew
                                                        ----------------------
                                                        Notary Public

My Commission Expires:   Karen L. Rickstrew   Notary Public
                         Greene County    State of Missouri
                         My Commission Expires Nov. 6, 2001

STATE OF MISSOURI )
                      ) ss.
COUNTY OF GREENE  )

     On this 25th day of July, in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared John Gott, known to me to be the person who executed the within Lease Agreement and acknowledged to me that she executed the same for the purposes therein stated.
                                                                     (SEAL)
                                                        /s/ Karen L. Rickstrew
                                                        ----------------------
                                                        Notary Public

My Commission Expires:   Karen L. Rickstrew   Notary Public
                         Greene County    State of Missouri
                         My Commission Expires Nov. 6, 2001

STATE OF MISSOURI )
                      ) ss.
COUNTY OF GREENE  )

     On this 25th day of July, in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared Richard Norton, known to me to be the person who executed the within Lease Agreement and acknowledged to me that she executed the same for the purposes therein stated.
                                                                     (SEAL)
                                                        /s/ Karen L. Rickstrew
                                                        ----------------------
                                                        Notary Public

My Commission Expires:   Karen L. Rickstrew   Notary Public
                         Greene County    State of Missouri
                         My Commission Expires Nov. 6, 2001



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